Rule 497(e)
                                                              File No. 002-75503


                         SUPPLEMENT DATED MARCH 1, 2002
                              TO THE PROSPECTUS AND
                     STATEMENT OF ADDITIONAL INFORMATION FOR
                             MAXIM SERIES FUND, INC.
                                DATED MAY 1, 2001


Effective March 1, 2002:

The name of the Maxim Loomis Sayles Corporate Bond Portfolio is changed to the Maxim Loomis Sayles Bond Portfolio.

On page ___ of the prospectus, the principal investment strategies of the Portfolio to:
        o   Invest primarily in corporate debt securities of any maturity.
        o   Invest up to 20% of its total assets in preferred stock.

Are replaced, respectively, with the following:
        o Under normal circumstances, invest at least 80% of its net assets in bonds of any maturity.
        o When consistent with the Portfolio's investment objectives and investment strategies, invest in preferred stock and convertible preferred stock.



                Please keep this supplement for future reference.